EXHIBIT 10.1

ELEVENTH AMENDMENT AND WAIVER TO LOAN AND SECURITY AGREEMENT

THIS ELEVENTH AMENDMENT AND WAIVER TO LOAN AND SECURITY AGREEMENT (this “Amendment”) is dated as of September 30, 2021, by and among PLUG POWER INC., a Delaware corporation (“Plug Power”), EMERGENT POWER INC., a Delaware corporation (“Emergent”), EMERGING POWER INC., a Delaware corporation (“Emerging”, and individually or collectively with Plug Power and Emergent as the context may require, “Borrower”), and GENERATE PPL SPV I, LLC, as assignee of Generate Lending, LLC (the “Lender”).

WHEREAS, Borrower and Lender are parties to a Loan and Security Agreement dated as of March 29, 2019 (as amended by the First Amendment to Loan and Security Agreement, dated as of March 29, 2019, the Second Amendment to Loan and Security Agreement, dated as of August 6, 2019, the Third Amendment to Loan and Security Agreement, dated as of September 6, 2019, the Fourth Amendment to Loan and Security Agreement, dated as of November 27, 2019, the Fifth Amendment to Loan and Security Agreement, dated as of May 6, 2020, the Sixth Amendment to Loan and Security Agreement, dated as of May 13, 2020, the Seventh Amendment to Loan and Security Agreement, dated as of June 18, 2020, the Eighth Amendment to Loan and Security Agreement, dated as of June 22, 2020, the Ninth Amendment to Loan and Security Agreement, dated as of July 9, 2020, the Consent and Tenth Amendment to Loan and Security Agreement, dated as of June 2, 2021, and as further amended, restated, amended and restated, supplemented or otherwise modified from time to time, including by this Amendment, the “Loan Agreement”), pursuant to which Lender has made a term loan facility available to Borrower;

WHEREAS, Borrower has made certain cash investments (collectively, the “Cash Investments”) in accordance with the investment policy approved by its board of directors (the “Investment Policy”);

WHEREAS, to the extent that any of the Cash Investments were not permitted by the covenant set forth in Section 7.7 of the Loan Agreement, Borrower has requested that the Lender waive any Default or Event of Default that may have arisen as a result of the making of such Cash Investments (collectively, the “Specified Events of Default”), and subject to the terms hereof and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Lender has agreed to waive any Default or Event of Default that may have arisen in connection therewith;

WHEREAS, Borrower wishes to enter into a Simple Agreement for Future Equity pursuant to which the Borrower will acquire the right to certain shares previously disclosed to the Lender for a consideration not to exceed $1,000,000 (the “Specified Investment”); and

WHEREAS, Borrower and Lender have agreed to modify certain provisions of the Loan Agreement as more particularly set forth in this Amendment.

NOW, THEREFORE, in consideration of the premises and of the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1.Capitalized Terms; Effective Date.  Capitalized terms used in this Amendment which are not otherwise defined herein shall have the meanings assigned thereto in the Loan Agreement, as modified by this Amendment.  Except as expressly provided to the contrary herein, all modifications to the Loan Agreement set forth herein shall be effective as of the date of this Amendment.

2.Amendments to the Loan and Security Agreement.    (a)The Loan Agreement, including the Recitals thereto, is hereby amended to delete the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~) and to add the double-underlined text (indicated textually in the same manner as the following example: double-underlined text) as set forth in the pages of the Credit Agreement attached as Exhibit A hereto.

(b)The Loan Agreement is hereby amended to replace the existing Schedule 1 (Subsidiaries)  with the amended and restated Schedule 1 (Subsidiaries) in the form of Exhibit B to this Amendment.

(c)The Loan Agreement is hereby amended by replacing the existing Exhibit F (Compliance Certificate) with the amended and restated Exhibit F (Compliance Certificate) in the form of Exhibit C to this Amendment.

3.Waiver.  Subject to satisfaction of the conditions set forth in Section 4 of this Agreement, Lender hereby agrees to waive the Specified Events of Default and, for avoidance of doubt, notwithstanding anything to the contrary in the Loan Agreement, no Default Rate shall be applied as a result of the Specified Events of Default.  The waiver of the Specified Events of Default is a one-time waiver only, and shall not be deemed to constitute an agreement by the Lender to waive any future Default or Event of Default under the Loan Agreement, this Amendment or any of the Loan Documents, or any future breach of any other provisions of the Loan Agreement, this Amendment or of any of the Loan Documents.  Except as set forth in this Section 3, nothing contained in this Amendment shall be construed as waiver by the Lender of any covenant or provision of the Loan Agreement, the other Loan Documents, this Amendment, or of any other contract or instrument between Borrower and the Lender, and the failure of the Lender at any time or times hereafter to require strict performance by Borrower of any provision thereof shall not waive, affect or diminish any right of the Lender to thereafter demand strict compliance therewith. The Lender hereby reserves all rights granted under the Loan Agreement, the other Loan Documents, this Amendment and any other contract or instrument between the Lender and Borrower.  Further, Borrower warrants and represents that no Default or Event of Default exists other than the Specified Events of Default, and nothing contained herein shall be deemed to constitute a waiver by the Lender of any Default or Event of Default which may nonetheless exist as of the date hereof other than the Specified Events of Default.

For the avoidance of doubt, the Cash Investments shall be subject to the requirements of the Loan Agreement, including without limitation Section 7.7  and the definition of Permitted Investments therein, in each case, as modified pursuant to this Amendment.

4.Conditions to Effectiveness.  This Amendment shall become effective upon the prior or concurrent satisfaction of each of the conditions specified below (such date the “Eleventh Amendment Effective Date”):

(a)Borrower and Lender shall have each received one or more counterparts of this Amendment, duly executed, completed and delivered by the parties thereto;

(b)after giving effect to this Amendment, the representations and warranties of Borrower set forth in this Amendment and the other Loan Documents shall be true and correct in all material respects with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to a specific earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date;

(c)after giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing or shall be caused by the transactions contemplated by this Amendment; and

(d)Borrower shall have paid all fees and expenses of Lender in connection with the negotiation, preparation, execution and delivery of this Amendment (including, without limitation, the fees and expenses of counsel to Lender).

5.No Other Modifications; Reaffirmation by the Borrower.  Except as expressly modified hereby, the terms of the Loan Agreement shall remain in full force and effect in all respects, and Borrower hereby reaffirms its obligations under the Loan Agreement, as modified by this Amendment, and under each of the other Loan Documents to which it is a party.

6.References.  All references in the Loan Agreement to “this Agreement,” “herein,” “hereunder” or other words of similar import, and all references to the Loan Agreement in the other Loan Documents, or any other document or instrument that refers to the Loan Agreement, shall be deemed to be references to the Loan Agreement as amended by this Amendment.

7.Applicable Law.  This Amendment, and any claims, controversy, dispute or cause of action (whether in contract, tort or otherwise) based upon, arising out of or relating to this Amendment and the transactions contemplated hereby and thereby shall be governed by, and construed in accordance with the laws of the State of New York (including Section 5-1401 and Section 5-1402 of the General Obligations Law of the State of New York), without regard to any rule of conflicts of law that would result in the application of the substantive law of any jurisdiction other than the State of New York. Nothing in this Amendment shall require any unlawful action or inaction by either party.

8.Counterparts; Electronic Delivery.  This Amendment may be executed in one or more counterparts (all counterparts together reflecting the signature of all parties) each of which shall be deemed an original, and all of which together shall constitute one and the same instrument.  Delivery by any party to this Amendment of its signatures (including Electronic Signatures) hereon through facsimile or other electronic image file (including .pdf) are subject to the Loan Agreement, including without limitation Section 11.19 thereof, and, without limitation, (i) may be relied upon as if this Amendment were physically delivered with an original hand-written signature of such party, and (ii) shall be binding on such party for all purposes.

9.Successors.  This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

10.Final Agreements.  This Amendment represents the final agreement of Borrower and Lender with respect to the subject matter hereof, and may not be contradicted, modified or supplemented in any way by evidence of any prior or contemporaneous written or oral agreements of Borrower and Lender.

[Remainder of page intentionally blank; signature pages follow.]

IN WITNESS WHEREOF, Borrower and Lender have caused this Amendment to be duly executed by their duly authorized officers, under seal, all as of the date first above written.

BORROWER:

PLUG POWER INC.

By:
Name:	Paul B. Middleton
Title:	Chief Financial Officer

EMERGING POWER INC.

By:
Name:	Paul B. Middleton
Title:	Treasurer

EMERGENT POWER INC.

By:
Name:	Paul B. Middleton
Title:	Treasurer

PLUG POWER HYDROGEN HOLDINGS, INC.

By:
Name:	Paul B. Middleton
Title:	Chief Financial Officer

PLUG POWER ELX HOLDINGS, INC.

By:
Name:	Paul B. Middleton
Title:	Chief Financial Officer

[Signatures continue on following page.]

ELEVENTH AMENDMENT AND WAIVER TO LOAN AND SECURITY AGREEMENT

SIGNATURE PAGE

UNITED HYDROGEN GROUP INC.

By:
Name:	Paul B. Middleton
Title:	Chief Financial Officer

GINER ELX SUB, LLC

By:
Name:	Paul B. Middleton
Title:	Chief Financial Officer

[Signatures continue on following page.]

ELEVENTH AMENDMENT AND WAIVER TO LOAN AND SECURITY AGREEMENT

SIGNATURE PAGE

LENDER:

GENERATE PPL SPV I, LLC

By:
Name:	Matan Friedman
Title:	Manager

ELEVENTH AMENDMENT AND WAIVER TO LOAN AND SECURITY AGREEMENT

SIGNATURE PAGE

EXHIBIT A

Loan and Security Agreement

[Attached.]

EXHIBIT B

Schedule 1: Subsidiaries

Subsidiary	Ownership
Plug Power Canada Inc., a corporation incorporated in British Columbia	Plug Power Inc.- 100%
Plug Power Holding Inc., a Delaware corporation	Plug Power Inc.- 100%
Hypulsion U.S. Holding, Inc., a Delaware corporation	Plug Power Inc.- 100%
Hypulsion SAS (Plug Power Europe), a société par actions simplifiée	Hypulsion U.S. Holding, Inc. – 100%
Emerging Power Inc., a Delaware corporation	Plug Power Inc.- 100%
Emergent Power Inc., a Delaware corporation	Emerging Power Inc. – 100%
Plug Power Capital Inc., a Delaware corporation	Plug Power Inc.- 100%
Proton Services Inc., a Delaware corporation	Plug Power Inc. – 100%
Proton GCI SPV I LLC, a Delaware limited liability company	Plug Power Inc. – 100%
Plug Power Asia Pacific Limited, a Hong Kong limited company	Plug Power Inc. – 100%
Plug Power Hydrogen Holdings, Inc., a Delaware corporation	Plug Power Inc.- 100%
Plug Power ELX Holdings, Inc., a Delaware corporation	Plug Power Inc.- 100%
United Hydrogen Group Inc., a Delaware corporation	Plug Power Hydrogen Holdings, Inc. – 100%
Giner ELX Sub, LLC, a Delaware limited liability company	Plug Power ELX Holdings, Inc. – 100%

United Hydrogen Cryogenics, LLC, a Delaware limited liability company	United Hydrogen Group Inc. – 100%
United Hydrogen of Tennessee, LLC, a Tennessee limited liability company	United Hydrogen Group Inc. – 100%
United Hydrogen Fuels, LLC, a Delaware limited liability company	United Hydrogen Group Inc. – 100%
United Hydrogen Cryogenics of Tennessee LLC, a Tennessee limited liability company	United Hydrogen Cryogenics, LLC – 100%
Plug Project Holding Co., LLC, a Delaware limited liability company	Plug Power Hydrogen Holding, Inc. – 100%
Yellowtail Energy, LLC, a Delaware limited liability company	Plug Project Holding Co., LLC – 100%
Peachtree Renewables, LLC, a Delaware limited liability company	Plug Project Holding Co., LLC – 100%
Fidelis F20-124 VV GmbH (d/b/a Plug Power Germany GmbH), a German Gesellschaft mit beschränkter Haftung	Plug Power Inc.- 100%
Heartland Solar 1, LLC, a Delaware limited liability company	Plug Power Inc. – 100%
Plug Power Autonomous Technology, Inc., a Quebec corporation	Plug Power Inc. – 100%
Plug Power Espana S.L., a Spanish sociedad limitada	Plug Power Inc. – 100%
Plug Power Hydrogen Iberia SL, a Spanish sociedad limitada	Plug Power Espana S.L. – 100%
Plug Power France SAS, a French Société par actions simplifiée	Plug Power Inc. – 100%
HyVia SAS, a French Société par actions simplifiée	Plug Power France SAS – 50%
Gateway Hydrogen, LLC, a Delaware limited liability company	Plug Project Holding Co., LLC – 100%

EXHIBIT C

EXHIBIT F

FORM OF COMPLIANCE CERTIFICATE

Financial Statement Date: __________, 20___

Reference is made to the Loan and Security Agreement dated as of January [__], 2019 (as the same may be amended, restated, supplemented or modified from time to time, the “Loan Agreement”), among PLUG POWER INC., a Delaware corporation (“Plug”), EMERGING POWER INC., a Delaware corporation (“Emerging”), and EMERGENT POWER INC., a Delaware corporation (“Emergent”; and collectively with Plug and Emerging, the “Borrower”), and GENERATE LENDING, LLC, as Lender.  Capitalized terms used herein shall have the meanings ascribed thereto in the Loan Agreement.

Pursuant to Section 7.1(d) of the Loan Agreement, (a) ___________________, the duly authorized [Chief Executive Officer][Chief Financial Officer] of Plug, (b) ___________________, the duly authorized [Chief Executive Officer][Chief Financial Officer] of Emerging, and (c) ___________________, the duly authorized [Chief Executive Officer][Chief Financial Officer] of Emergent, hereby certifies, solely on behalf of each of Plug, Emerging and Emergent and not in any individual capacity, to the Lender that:

[Use following paragraph 1 for monthly financial statements]

1.Attached hereto as Schedule 1 is a copy of the unaudited interim and year-to-date financial statements as of the month ended as of the date set forth above (prepared on a consolidated basis), including balance sheet and related statements of income and cash flows accompanied by a report detailing any material contingencies (including the commencement of any material litigation by or against Borrower) or any other occurrence that would reasonably be expected to have a Material Adverse Effect, in each case as required by Section 7.1(a) of the Loan Agreement and prepared in accordance with GAAP, subject to the absence of footnotes and to normal year-end audit adjustments.  Such financial statements are complete and correct and fairly present the consolidated financial condition of the Borrower and its Subsidiaries and the consolidated results of their operations and changes in its financial position as of the date and for the period referred to therein.

[Use following paragraph 1 for quarterly financial statements]

1.Attached hereto as Schedule 1 is a copy of the unaudited interim and year-to-date financial statements as of the calendar quarter ended as of the date set forth above (prepared on a consolidated and consolidating basis, if applicable), including balance sheet and related statements of income and cash flows accompanied by a report detailing any material contingencies (including the commencement of any material litigation by or against Borrower) or any other occurrence that would reasonably be expected to have a Material Adverse Effect,  in each case as required by Section 7.1(b) of the Loan Agreement and prepared in accordance with GAAP, subject to the absence of footnotes and to normal year-end audit adjustments.  Such financial statements are complete and correct and fairly present the consolidated financial condition of the Borrower and its Subsidiaries and the consolidated results of their operations and changes in its financial position as of the date and for the period referred to therein.

[Use following paragraph 1 for audited year-end financial statements]

1.Attached hereto as Schedule 1 is a copy of the unqualified audited financial statements for the fiscal year ended as of the date set forth above (prepared on a consolidated and consolidating basis, if applicable), including balance sheet and related statements of income and cash flows, and setting forth in comparative form the corresponding figures for the preceding fiscal year, as required by Section 7.1(c) of the Loan Agreement.  Such financial statements have been prepared in accordance with GAAP and audited by and accompanied by the opinion of [KMPG LLP] or another firm of independent certified public accountants selected by Borrower and reasonably acceptable to the Lender, accompanied by any management report from such accountants delivered to Borrower (which financial statements shall be without a “going concern” or like qualification or exception and without any qualification or exception as to the scope of such audit), to the effect that such consolidated financial statements present fairly in all material respects the financial position and results of operations and cash flows of Borrower and its Subsidiaries on a consolidated basis as of the end of and for such fiscal year in accordance with GAAP.  Such financial statements are complete and correct and fairly present the consolidated financial condition of the Borrower and its Subsidiaries and the consolidated results of their operations and changes in its financial position as of the date and for the period referred to therein.

2.[The information delivered pursuant to Section 5.1 of the Loan Agreement remains unchanged since the delivery of the last Compliance Certificate required to be delivered under the terms of the Loan Agreement.][Attached hereto as Schedule 2 is a list of updates, since the date of delivery of the last Compliance Certificate required to be delivered under the terms of the Loan Agreement, to Borrower’s present name, former names (if any), locations, place of formation, tax identification number, organizational identification number and other information, together with the relevant corporate documents or other evidence of any such updates.]

3.[The information contained in Schedule 1 of the Loan Agreement remains unchanged since the delivery of the last Compliance Certificate required to be delivered under Section 7.1(d) of the Loan Agreement with respect to financial statements delivered under Section 7.1(b) of the Loan Agreement, and the Borrower is in compliance with Section 7.14 of the Loan Agreement][Borrower is in compliance with Section 7.14 of the Loan Agreement and attached hereto as Schedule 3 is an updated Schedule 1 of the Loan Agreement as required pursuant to Section 7.1(j) of the Loan Agreement.]1

4.After a reasonable review of the Loan Agreement and the activities of the Borrower, the Borrower is in compliance with all of the terms and conditions of the Loan Agreement, and no Default or Event of Default has occurred and is continuing[.][, except that [Describe instances of non-compliance with the terms of the Loan Agreement, or any Default or Event of Default then in existence.]

[Remainder of page intentionally blank; signature page follows.]

[1]	Note: Include item 3 for quarterly financial statements only.

Dated as of ____________, 20___.

PLUG POWER INC.,
a Delaware Corporation

By:
	Name:	[Paul Middleton]
	Title:	[Chief Financial Officer and
Senior Vice President]

EMERGING POWER INC.,
a Delaware Corporation

By:
	Name:	[Paul Middleton]
	Title:	[Treasurer]

EMERGENT POWER INC.,
a Delaware Corporation

By:
	Name:	[Paul Middleton]
	Title:	[Treasurer]

SCHEDULE 1

[AUDITED FINANCIAL STATEMENTS

(as required by Section 7.1(c) of the Loan Agreement)]

[UNAUDITED FINANCIAL STATEMENTS

(as required by Section 7.1(a) of the Loan Agreement)]

[UNAUDITED FINANCIAL STATEMENTS

(as required by Section 7.1(b) of the Loan Agreement)]

[Attached hereto.]

[SCHEDULE 2

UPDATES TO BORROWER’S PRESENT NAME, FORMER NAMES (IF ANY), LOCATIONS, PLACE OF FORMATION, TAX IDENTIFICATION NUMBER, ORGANIZATIONAL IDENTIFICATION NUMBER AND OTHER INFORMATION

[Attached hereto.]]

[SCHEDULE 3

UPDATES TO SCHEDULE 1 (SUBSIDIARIES)

[Attached hereto.]]